UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934 Date of Report (date of earliest event reported): May 11, 2016
SUMMIT HEALTHCARE REIT, INC. (Exact name of registrant as specified in its charter)
Maryland (State or other jurisdiction of incorporation)	000-52566 (Commission File Number)	73-1721791 (I.R.S. Employer Identification No.)
2 South Pointe Drive, Suite 100, Lake Forest, California 92630 (Address of principal executive offices)
(949) 535-2022 (Registrant's telephone number, including area code)
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 11, 2016, Summit Healthcare REIT, Inc. (the “Company”) held its annual meeting of stockholders. The matters voted upon were the election of Messrs. J. Steven Roush and Kent Eikanas, and Ms. Suzanne Koenig, as directors.

The directors noted below were elected to serve for a one-year term expiring in 2017. The final results of the voting were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
J. Steven Roush	10,753,600	1,010,789	0
Suzanne Koenig	10,823,533	940,856	0
Kent Eikanas	10,753,039	1,011,350	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUMMIT HEALTHCARE REIT, INC.

By: /s/ Elizabeth A. Pagliarini
Name: Elizabeth A. Pagliarini
Title: Chief Financial Officer

Dated: May 11, 2016